American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND
GOVERNMENT BOND FUND * TREASURY FUND * INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND * GINNIE MAE FUND

Supplement dated November 5, 2002 * Prospectus dated July 31, 2002

At a Special Meeting held August 2, 2002, shareholders of the funds approved the following proposals.

All funds

Shareholders of all funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting. The elected
Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M.
Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D.
Wohlers.

Treasury Fund

Shareholders of the Treasury Fund approved the transfer of substantially all of the fund's assets and liabilities to the American Century Government Bond Fund in exchange for shares of Government Bond Fund. Government Bond Fund's investment objective and strategies are substantially similar to the investment objectives and strategies of Treasury Fund, except that Government Bond Fund may invest in securities that are subject to state income tax. The total expense ratio of Government Bond Fund is expected to be the same as that of Treasury
Fund. Government Bond Fund's investment objective is set forth below. As a result of the exchange, Treasury Fund has ceased to exist. All references to
Treasury Fund in the Prospectus are of no consequence.

Government Bond Fund

The following replaces the first paragraph on page 15 of the
Investor/Institutional Class prospectus and page 12 of the Advisor/C Class prospectus.

          WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

          Government Bond seeks high current income.

SH-SPL-32151   0211